UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Amendment No. 1

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

APYX MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Not Applicable
	(2)	Aggregate number of securities to which transaction applies: Not Applicable
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Explanatory Note

This Amendment No. 1 to Schedule 14A (this “Amendment”) is being filed by Apyx Medical Corporation (the “Company”) solely to amend and replace the sample proxy card (the “Proxy Card”) included in the Definitive Proxy Statement filed by the Company with the Securities and Exchange Commission on June 25, 2021 (the “Proxy Statement”).

Item 1 of the Proxy Card as included with the Proxy Statement incorrectly provided stockholders with the option to instruct the proxies to vote “withhold” a nominee to the board of directors rather than the option of instructing the proxies to “abstain” authority to vote for one or more of the nominees to the board of directors. The Company is filing this Amendment to include the revised Proxy Card. The Amendment is necessary to make the Proxy Card consistent with the fact that directors are elected by a majority of the votes cast by stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting of Stockholders.

This Amendment does not change the proposals to be acted upon at the Annual Meeting of Stockholders or the Board or Directors' recommendations thereon, which are described in the Proxy Statement. Please note that no changes have been made to the body of the Proxy Statement. This Amendment applies only to the sample proxy card originally filed with the Proxy Statement and mailed to stockholders on or about July 1, 2021.

The revised Proxy Card which is included with this Amendment will be mailed to each stockholder by the Company. Stockholders who have already completed, signed and mailed a Proxy Card are asked to complete, sign, date and return the revised Proxy Card promptly to the Company.

APYX MEDICAL CORPORATION
PROXY

You may vote by:

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 6, 2021. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of Notice of Annual Meeting of Stockholders and Proxy Statement of Apyx Medical Corporation in connection with the 2021 Annual Meeting to be held on August 6, 2021, and appoints Andrew Makrides and Charles D. Goodwin, or either of them, proxy with power of substitution, for and in the name of the undersigned, and hereby authorizes each or either of them to represent and to vote, all the shares of common stock of Apyx Medical Corporation, a Delaware corporation (“Company”), that the undersigned would be entitled to vote at our Annual Meeting of Stockholders (“Annual Meeting”) on August 6, 2021 and at any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting, hereby revoking any proxy heretofore given. The proxy holders appointed hereby are further authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting. This proxy will be voted as specified. If no direction is made, this proxy will be voted in favor of all proposals.

The Board recommends that you vote “FOR” the Board’s nominees for directors (Proposal 1); “FOR” the ratification of RSM US, LLP (Proposal 2); "FOR" the approval of the Company's 2021 Share Incentive Plan (Proposal 3); and, in the proxy holder’s best judgment, as to any other matters that may properly come before the Annual Meeting.

☒ Please mark your votes
as in this example using
dark ink only.

1.	The election of the following nominees to the Company’s Board of Directors to serve until the 2022 Annual Meeting of Stockholders: Andrew Makrides, Charles D. Goodwin, Michael Geraghty, Lawrence J. Waldman, John Andres, Craig Swandal and Minnie Baylor-Henry.

01)	Andrew Makrides	FOR	AGAINST	ABSTAIN
		☐	☐	☐

02)	Charles D. Goodwin	FOR	AGAINST	ABSTAIN
		☐	☐	☐

03)	Michael Geraghty	FOR	AGAINST	ABSTAIN
		☐	☐	☐

04)	Lawrence J. Waldman	FOR	AGAINST	ABSTAIN
		☐	☐	☐

05)	John Andres	FOR	AGAINST	ABSTAIN
		☐	☐	☐

06)	Craig Swandal	FOR	AGAINST	ABSTAIN
		☐	☐	☐

07)	Minnie Baylor-Henry	FOR	AGAINST	ABSTAIN
		☐	☐	☐

2.	The ratification of RSM US, LLP as the Company's independent public accountants for the year ending December 31, 2021.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

3.	The approval of the 2021 Share Incentive Plan.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, all as set out in the Notice and Proxy Statement relating to the Annual Meeting, receipt of which are hereby acknowledged.

Please sign exactly as your name appears and return this proxy card immediately in the enclosed stamped self-addressed envelope.

Signature(s)	Signature
Dated:

NOTE: Please mark, date and sign exactly as name(s) appear on this proxy and return the proxy card promptly using the enclosed envelope. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. Executors, administrators, attorneys, trustees, or guardians should state full title or capacity. Joint owners should each sign. If signer is a partnership, please sign in partnership name by authorized person.